UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Assurant, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V36704-P04262 ASSURANT, INC. 260 INTERSTATE NORTH CIRCLE SE ATLANTA, GA 30339 ASSURANT, INC. You invested in ASSURANT, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 23, 2024. Vote Virtually at the Meeting* May 23, 2024 8:00 AM ET Virtually at: www.virtualshareholdermeeting.com/AIZ2024 Get informed before you vote View the 2024 Notice and Proxy Statement and 2023 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 9, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2024 Annual Meeting Vote by May 22, 2024 11:59 PM ET. For shares held in a Plan, vote by May 20, 2024 11:59 PM ET.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Elaine D. Rosen	For
1b.	Paget L. Alves	For
1c.	Rajiv Basu	For
1d.	J. Braxton Carter	For
1e.	Keith W. Demmings	For
1f.	Harriet Edelman	For
1g.	Sari Granat	For
1h.	Lawrence V. Jackson	For
1i.	Debra J. Perry	For
1j.	Ognjen (Ogi) Redzic	For
1k.	Paul J. Reilly	For
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as Assurant's Independent Registered Public Accounting Firm for 2024.	For
3.	Advisory approval of the 2023 compensation of the Company's named executive officers.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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